Dreyfus
Aggressive Growth Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                     The Fund 3

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Aggressive Growth Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

The past six months have been both highly volatile and generally rewarding for investors in midcap U.S. stocks. During the reporting period, midcap stocks generally outperformed large-cap stocks. This represents a reversal of the trends established over the past several years, when large-cap stocks were favored by investors over small- and mid-size companies.

Given the midcap market' s recent strength, valuations continue to look attractive when compared to those of most large-cap companies. In our view, this implies that there may be room for additional gains as mid-size companies "catch up" to the higher valuations of large-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Aggressive Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Aggressive Growth Fund produced a total return of 55.44%.(1) This return handily outperformed those provided by the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index (" S&P 500"), the Russell 2000 Index and the Russell Midcap Index, which provided total returns of 4.10%, 35.82% and 17.77%, respectively.(2)

We attribute the fund' s performance to strong, "bottom-up" stock picking. In particular, the fund' s positive performance was aided by our technology exposure, an area in which the portfolio held some very good stock selections. In addition, our limited exposure to financial stocks, an area that lagged during much of the period, served to boost our performance.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. Currently, the fund is focusing on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and/or earnings growth rates. The fund's investments in small- and mid-cap companies carry additional risks because their earnings are less predictable, their share prices are more volatile and their securities are less liquid than those of larger companies.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As "bottom-up," growth-oriented investors we use fundamental research to choose stocks according to their individual merits rather than according to assessments of market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance.

That said, one factor positively influencing performance during the reporting period was the strong gains achieved by technology stocks relative to the overall stock market. To illustrate this point more clearly, during the six-month reporting period the technology-laden Nasdaq rose 71% while the Dow Jones Industrial Average, an index that tracks 30 actively traded blue chip stocks, fell 6.4%.

We believe there are several reasons for the strong gains achieved within the technology sector. First, individual investors have shown a preference for technology stocks, most likely because of the compelling returns they previously earned from investments there. In a momentum-driven market such as the one we've seen over the reporting period, those stocks that performed best attracted the most investors, which caused the stocks to perform even better, causing a cyclical pattern.

Second, media focus on the so-called "new economy" has heightened interest in technology investing. The new economy is thought to be driven in part by the revolution in information technology, which has resulted in an even greater interest in technology stocks. Finally, technology has largely been credited with increasing productivity in the U.S. by allowing companies to gain access to information more quickly, which helps to reduce costs and inventories.

Of course, the technology sector has been among the most volatile sectors of the market and the extraordinary returns recently experienced in that sector should not be expected in the future. The fund has also recently begun to reap profits from some of our healthcare hold ings, particularly within the biotechnology and specialty healthcare areas. Of particular note are our holdings in Protein Design Labs, Celera Genomics, Celgene and Maxygen.

What is the fund's current strategy?

We believe that technology is fundamentally changing the world's approach to business. We further believe the demand for computer and network hardware, software and services remains very strong. Indeed, many vendors in these industries are finding their capacity constrained either by their existing manufacturing facilities or by their need for additional employees.

In response, we have recently begun to position the fund to take advantage of certain companies within these as well as other areas that, in our view, possess strong fundamentals and are supported by this demand. We are tilting the fund in favor of companies that appear to be benefiting from the continued expansion of communications networks, the growth to come in wireless data networks, advances in biotechnology research, and the demand from large corporations for the skills of information technology consultants.

March 23, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES
          PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     (2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE. THE FUND'S INVESTMENTS IN SMALL- AND MID-CAP COMPANIES CARRY ADDITIONAL RISKS BECAUSE THEIR EARNINGS ARE LESS PREDICTABLE, THEIR SHARE PRICES MORE VOLATILE AND THEIR SECURITIES LESS LIQUID THAN LARGER COMPANIES.

                                                             The Fund 4

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)


COMMON STOCKS--94.0%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.1%
L-3 Communications Holdings                                                                      13,200  (a)             561,825
BIOTECHNOLOGY--4.9%
Abgenix                                                                                             850  (a)             273,806
Celera Genomics                                                                                   4,175  (a)           1,018,700
Gene Logic                                                                                        2,200  (a)             262,625
Maxygen                                                                                           2,550                  373,894
Protein Design Labs                                                                               2,025  (a)             506,630
                                                                                                                       2,435,655

BUSINESS SERVICES--15.8%
Amdocs                                                                                           11,050  (a)             819,772
Catalina Marketing                                                                                2,825  (a)             240,478
Convergys                                                                                        19,250  (a)             741,125
Diamond Technology Partners                                                                      10,050  (a)             687,169
Digex                                                                                             5,800                  939,600
Exodus Communications                                                                             5,350  (a)             761,706
Illuminet Holdings                                                                                3,500                  259,000
Luminant Worldwide                                                                               20,550                  503,475
Profit Recovery Group International                                                              20,650  (a)             382,025
Sapient                                                                                           9,525  (a)             681,037
24/7 Media                                                                                        3,900  (a)             181,350
USWeb                                                                                            21,525  (a)             836,784
Verio                                                                                            10,200  (a)             765,638
                                                                                                                       7,799,159

COMPUTER SOFTWARE/SERVICES--19.8%

Citrix Systems                                                                                    7,200  (a)             759,150
Dendrite International                                                                           33,600  (a)             827,400
Digital River                                                                                     8,500  (a)             306,000
eLoyalty                                                                                         20,175                  616,598
Extreme Networks                                                                                  9,300                1,034,625
ISS Group                                                                                         5,075  (a)             532,875
Macromedia                                                                                       10,675  (a)             922,720
Niku                                                                                              1,525                  105,225
Onvia.com                                                                                         2,970                   62,370
Parametric Technology                                                                            20,800  (a)             630,500
Peregrine Systems                                                                                13,400  (a)             731,975
Radio One                                                                                         4,400                  289,300
Remedy                                                                                            8,925  (a)             505,936

6

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES (CONTINUED)
Symantec                                                                                          7,950  (a)             567,928
USinternetworking                                                                                11,575                  772,631
Visual Networks                                                                                  11,925  (a)             784,069
Xcelera.com                                                                                         875  (a)             303,188
                                                                                                                       9,752,490

DISTRIBUTION--1.3%
MSC Industrial Direct, Cl. A                                                                     24,250  (a)             378,906
Patterson Dental                                                                                  7,600  (a)             273,838
                                                                                                                         652,744

ELECTRONICS--2.2%
Gentex                                                                                           21,675  (a)             633,316
Titan                                                                                            11,550  (a)             433,125
                                                                                                                       1,066,441

FINANCIAL SERVICES--2.2%
Metris Cos.                                                                                      16,525                  427,584
Silicon Valley Bancshares                                                                         8,150  (a)             645,888
                                                                                                                       1,073,472

HEALTHCARE SERVICES--.9%
Healtheon/WebMD                                                                                   1,975                  109,242
Renal Care Group                                                                                 18,200  (a)             319,638
                                                                                                                         428,880

MANUFACTURING--1.3%
Astec Industries                                                                                  7,275  (a)             193,697
Zomax                                                                                             8,975  (a)             439,214
                                                                                                                         632,911
MEDICAL SUPPLIES & EQUIPMENT--2.6%
MiniMed                                                                                           7,925  (a)             791,509
Sybron International                                                                             17,375  (a)             486,500
                                                                                                                       1,278,009

OIL & GAS--.9%
Weatherford International                                                                         9,675  (a)             435,375
OIL SERVICES--2.1%
BJ Services                                                                                      10,150  (a)             579,184
Nabors Industries                                                                                12,975  (a)             465,478

                                                                                                                       1,044,662

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS--2.9%
Celgene                                                                                           3,500  (a)             579,250
Forest Laboratories                                                                               5,300  (a)             362,056
IDEC Pharmaceuticals                                                                              3,350  (a)             471,931
                                                                                                                       1,413,237

PUBLISHING & BROADCASTING--.9%
Insight Communications                                                                           21,700                  452,988
RETAIL--1.9%
Abercrombie and Fitch, Cl. A                                                                     20,675  (a)             303,664
Dollar Tree Stores                                                                                6,175  (a)             239,667
Focus Affiliates (Warrants)                                                                      76,250  (a)                  --
Men's Wearhouse                                                                                  16,850  (a)             391,236
                                                                                                                         934,567

SEMICONDUCTORS & EQUIPMENT--8.7%
ASM Lithography Holding                                                                           2,750  (a)             352,344
Brooks Automation                                                                                15,200  (a)           1,098,200
Cree                                                                                              1,975  (a)             371,053
Lam Research                                                                                      5,100  (a)             796,238
SDL                                                                                               2,150  (a)             881,500
Teradyne                                                                                          9,000  (a)             783,000
                                                                                                                       4,282,335

TELECOMMUNICATION EQUIPMENT--10.2%
ADTRAN                                                                                            5,950  (a)             437,697
CIENA                                                                                             7,375  (a)           1,178,617
CommScope                                                                                         9,625  (a)             374,773
Digital Microwave                                                                                20,550  (a)             685,856
Harris                                                                                           28,925                  921,984
Spectrasite Holdings                                                                             21,600  (a)             541,350
Tekelec                                                                                           8,300  (a)             427,450
Terayon Communication Systems                                                                     1,775  (a)             456,397
                                                                                                                       5,024,124

TELECOMMUNICATION SERVICES--10.5%
Allegiance Telecom                                                                                7,400  (a)             731,675
Covad Communications Group                                                                        5,125                  462,531
Crown Castle International                                                                       14,150  (a)             456,338
Inet Technologies                                                                                 8,300                  360,013
McLeodUSA, Cl. A                                                                                  8,550  (a)             752,400
PanAmSat                                                                                          5,725  (a)             279,452

8

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
Partner Communications, ADR                                                                      20,900                  355,300
Pinnacle Holdings                                                                                 6,625                  387,563
TeleCorp PCS                                                                                     11,100                  509,906
Time Warner Telecom, Cl. A                                                                        6,000                  462,000
Tritel                                                                                           13,775                  437,356
                                                                                                                       5,194,534

TRANSPORTATION--1.1%
USFreightways                                                                                    16,675                  554,444
UTILITIES--2.7%
Calpine                                                                                           3,925  (a)             359,137
Montana Power                                                                                    14,250                  561,094
Plug Power                                                                                        3,625                  425,711
                                                                                                                       1,345,942

TOTAL COMMON STOCKS
   (cost $34,294,820)                                                                                                 46,363,794
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
SHORT-TERM INVESTMENTS--12.2%                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Home Loan Mortgage Corporation,

  5.70%, 3/1/2000

   (cost $6,000,000)                                                                          6,000,000                6,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,294,820)                                                             106.2%               52,363,794
LIABILITIES, LESS CASH AND RECEIVABLES                                                           (6.2%)              (3,054,264)
NET ASSETS                                                                                       100.0%               49,309,530

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of Investments  40,294,820  52,363,794
Cash                                                                    658,444
Receivable for investment securities sold                               819,779
Receivable for shares of Common Stock subscribed                         22,500
Prepaid expenses                                                          3,655
                                                                     53,868,172
--------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                            25,588
Due to Distributor                                                        8,775
Payable for investment securities purchased                           4,390,121
Payable for shares of Common Stock redeemed                              93,813
Accrued expenses                                                         40,345

                                                                      4,558,642
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       49,309,530
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                      93,862,039
Accumulated investment (loss)                                         (103,661)
Accumulated net realized gain (loss) on investments                (56,517,822)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             12,068,974
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       49,309,530
--------------------------------------------------------------------------------

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)       2,926,106
NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   16.85

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):
INCOME:
Interest                                                                92,091
Cash dividends                                                          19,541
TOTAL INCOME                                                           111,632
EXPENSES:
Management fee--Note 3(a)                                              134,558
Shareholder servicing costs--Note 3(b)                                 102,025
Registration fees                                                       17,199
Auditing fees                                                           16,580
Prospectus and shareholders' reports                                    14,032
Custodian fees--Note 3(b)                                                8,451
Directors' fees and expenses--Note 3(c)                                  3,567
Legal fees                                                               1,217
Miscellaneous                                                            1,817
TOTAL EXPENSES                                                         299,446
Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (84,153)

NET EXPENSES                                                           215,293
INVESTMENT (LOSS)                                                    (103,661)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              7,752,810
Net unrealized appreciation (depreciation) on investments            8,902,124
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,654,934
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,551,273

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000          Year Ended
                                              (Unaudited)     August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):
Investment (loss)                               (103,661)            (228,429)
Net realized gain (loss) on investments         7,752,810         (22,247,312)
Net unrealized appreciation (depreciation)
   on investments                               8,902,124          30,125,896
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   16,551,273           7,650,155
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                  15,002,313           7,769,955
Cost of shares redeemed                      (12,689,254)         (15,943,273)
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             2,313,059           (8,173,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS       18,864,332             (523,163)
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                            30,445,198           30,968,361
END OF PERIOD                                  49,309,530           30,445,198
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,048,106             805,062
Shares redeemed                                 (931,432)          (1,611,151)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     116,674            (806,089)

SEE NOTES TO FINANCIAL STATEMENTS.


12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                               Six Months Ended

                                                              February 29, 2000                       Year Ended August 31,
                                                                                        --------------------------------------------

                                                                     (Unaudited)        1999       1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                                    10.84           8.57      20.07       22.71        12.50
Investment Operations:
Investment (loss)                                                        (.04)(b)       (.07)(b)   (.16)(b)    (.26)        (.10)
Net realized and unrealized
   gain (loss) on investments                                            6.05           2.34     (11.34)      (2.38)       10.31
Total from Investment Operations                                         6.01           2.27     (11.50)      (2.64)       10.21
Net asset value, end of period                                          16.85          10.84       8.57       20.07        22.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        55.44(c)       26.64     (57.30)     (11.63)       81.68(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of operating expenses to
   average net assets                                                     .60(c)        1.13       1.27        1.34         1.16(c)
Ratio of interest expense and
   loan commitment fees to
   average net assets                                                       --            --        .00(d)      .39          .24(c)
Ratio of investment (loss)
   to average net assets                                                 (.29)(c)       (.71)      (.95)      (1.62)       (1.04)(c)
Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                .23(c)         .58        .29         .09          .17(c)
Portfolio Turnover Rate                                                108.47(c)      168.00      86.53       76.45       125.17(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  49,310         30,445     30,968     131,604      119,341

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.


14
(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,456 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $59,528,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $33,000 of the carryover expires in fiscal 2004, $5,794,000 expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended February 29, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 1999 through August 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $84,153 during the period ended February 29, 2000.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2000, the fund was charged $44,853 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid

16
ing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $38,663 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $8,451 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made
through    the    use    of    the    fund'   s    exchange    privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $39,244,903 and $35,946,454, respectively.

At February 29, 2000, accumulated net unrealized appreciation on investments was
$12,068,974,   consisting  of  $14,325,659  gross  unrealized  appreciation  and
$2,256,685 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Subsequent Event:

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the temination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund 17

                                                           For More Information

                        Dreyfus Aggressive Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   256SA002



Dreyfus
Aggressive Value
Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Aggressive Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Aggressive Value Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been both highly volatile and generally rewarding for investors in U.S. stocks. Although the market's advance continued to be led primarily by technology stocks in a fast-growing economy, other market sectors also produced good results. As a result, by the end of 1999 most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

During the first two months of the year 2000, however, the large-capitalization sector of the stock market corrected substantially, and small- and mid-cap stocks generally outperformed large-capitalization stocks. Retail-, media- and housing-related companies were particularly hard-hit, primarily because of their significant exposure to the adverse effects of rising interest rates. On the other hand, health care and electric utility stocks have gained strength so far in 2000, although both had suffered declines during 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Aggressive Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Aggressive Value Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Aggressive Value Fund produced a total return of 9.12%.(1) This compares favorably with the return provided by the Russell 1000 Value Index which produced a total return of -8.88% for the reporting period.(2) In addition, the Russell Midcap Value Index, which reflects the broad-cap mandate of the fund, produced a total return of -11.25%
for    the    same    period.(3)

We attribute the fund' s positive absolute and relative performance to our technology exposure, an area in which the portfolio benefited from some very good stock selections. The fund also realized significant gains from its
holdings   within   the   basic   materials   and   consumer   staples   areas.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 65% of the fund's total assets in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

When selecting stocks for the fund, we begin with a proprietary computer model that identifies suitable candidates. We then reduce that list of names by conducting fundamental research, and by meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive
changes   in   the   company'  s  corporate  structure  or  market  perception.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that
may    affect    our    performance.

That said, the predominant factor positively influencing performance during the reporting period was the strong gains achieved by technology stocks relative to the overall stock market. To illustrate this point more clearly, during the past six months the technology-laden Nasdaq rose 71% while the Dow Jones Industrial Average, an index that tracks 30 actively traded blue chip stocks and is a
leading   barometer   of   overall   stock   market   performance,  fell  6.4%

We believe there are several reasons for the strong gains achieved within the technology sector during the past year. First, individual investors have shown a preference for technology stocks, most likely due to the compelling returns they previously earned from their investments in the sector. In a momentum-driven market such as the one we've seen this past year, those stocks that performed best attracted the most investors, which caused the stocks to perform even
better,    causing    a    cyclical    pattern.

Second, media focus on the so-called "new economy" has heightened interest in technology investing. The new economy is thought to be driven in part by the revolution in information technology, which has resulted in an even greater interest in investing in technology stocks. Finally, technology has largely been credited with increasing productivity in the U.S. by allowing companies to gain access to information more quickly, which helps to reduce costs and inventories

What is the fund's current strategy?

While the fund has recently been primarily a large-cap value fund, we are not limited to stocks within a specific market capitalization range. As a result, we
have    begun    to    reduce    our    exposure    to    the   largest   stock

in favor of mid- and small-cap securities. In part, this move was made in recognition of the value and growth characteristics that we believe smaller
capitalization    stocks    contain.

Because this fund maintains a great deal of flexibility in its stock selection ability, we are able to quickly adapt to changing market conditions. When we believed large-cap stocks presented the best investment opportunities, we tilted the portfolio in that direction. Now that we believe better opportunities exist in the mid- and small-cap arena, we are steering the portfolio toward those types of companies. Of course, portfolio composition can change at any time.

Furthermore, we have maintained our exposure to the technology sector, carefully selecting those stocks that we believe offer the best growth prospects at the most reasonable valuations. As of February 29, 2000, approximately 40% of the
fund'   s    total    assets    were    invested    in    technology   stocks.

March 23, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     (2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

     (3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES THAN THE RUSSELL MIDCAP INDEX.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--99.9%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--.4%
Valassis Communications                                                                           8,300  (a)             229,806
CONSUMER DURABLES--1.8%
Eastman Kodak                                                                                     5,200                  298,025
Harman International Industries                                                                  12,800                  792,800

                                                                                                                       1,090,825

CONSUMER NON-DURABLES--2.7%
Cott                                                                                             55,500  (a)             346,875
Kenneth Cole Productions, Cl. A                                                                   7,500  (a)             382,500
PepsiCo                                                                                          18,300                  590,175
Philip Morris Cos.                                                                               13,400                  268,837

                                                                                                                       1,588,387

CONSUMER SERVICES--8.1%
CBS                                                                                              10,600  (a)             631,362
Disney (Walt)                                                                                    33,700                1,128,950
MediaOne Group                                                                                   32,900  (a)           2,582,650
Viacom, Cl. B                                                                                     8,700  (a)             485,025

                                                                                                                       4,827,987

ELECTRONIC TECHNOLOGY/COMPONENTS--16.0%
Cypress Semiconductor                                                                            22,700  (a)           1,035,687
Flextronics International                                                                        17,200  (a)           1,047,050
Gemstar International Group                                                                      15,700  (a)           1,191,237
LSI Logic                                                                                         5,100  (a)             326,719
Lucent Technologies                                                                              11,300                  672,350
Micron Technology                                                                                 8,900  (a)             872,756
National Semiconductor                                                                            6,300  (a)             473,288
PRI Automation                                                                                    5,200  (a)             415,350
3Com                                                                                             17,300  (a)           1,695,400
Teradyne                                                                                         14,300  (a)           1,244,100
Xircom                                                                                           14,000  (a)             581,438

                                                                                                                       9,555,375

ELECTRONIC TECHNOLOGY/HARDWARE--12.7%
Apple Computer                                                                                    6,300  (a)             722,137
Dell Computer                                                                                    14,600  (a)             595,863
General Dynamics                                                                                  4,900                  211,925
Hewlett-Packard                                                                                   4,900                  659,050
International Business Machines                                                                   4,100                  418,200
Motorola                                                                                          7,300                1,244,650

6


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY/HARDWARE (CONTINUED)
Nokia, ADS                                                                                        6,100                1,209,706
PE Corp.-Celera Genomics                                                                          8,300                2,025,200
Unisys                                                                                           17,900  (a)             535,881

                                                                                                                       7,622,612

ENERGY MINERALS--6.3%
BP Amoco, ADS                                                                                    10,500                  493,500
Burlington Resources                                                                              7,500                  207,187
Conoco, Cl. B                                                                                     8,500                  167,344
Exxon Mobil                                                                                      30,449                2,293,190
Santa Fe International                                                                           20,700                  593,831

                                                                                                                       3,755,052

FINANCE--21.8%
Allstate                                                                                         10,600                  206,700
American Express                                                                                  3,500                  469,656
American General                                                                                  4,800                  250,500
American International Group                                                                     13,850                1,224,859
AmeriCredit                                                                                      22,000  (a)             305,250
Associates First Capital, Cl. A                                                                  29,400                  584,325
Bank of America                                                                                  10,800                  497,475
Bank of New York                                                                                 17,100                  569,644
Bank One                                                                                         14,000                  361,375
CCB Financial                                                                                     7,500                  278,438
Chase Manhattan                                                                                  10,100                  804,213
Citigroup                                                                                        41,100                2,124,356
Cullen/Frost Bankers                                                                             14,200                  305,300
Everest Re Group                                                                                 25,000                  614,062
First Midwest Bancorp                                                                            12,150                  302,991
First Virginia Banks                                                                              7,300                  229,950
FleetBoston Financial                                                                            12,000                  327,000
Goldman Sachs Group                                                                               3,800                  351,500
Morgan (J.P.) & Co.                                                                               3,400                  377,400
Morgan Stanley Dean Witter & Co.                                                                 14,600                1,028,387
UnionBanCal                                                                                      17,400                  558,975
Wells Fargo & Co.                                                                                20,900                  691,006
Westamerica Bancorporation                                                                       12,900                  292,669
XL Capital, Cl. A                                                                                 7,400                  299,237

                                                                                                                      13,055,268

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--1.5%
Columbia/HCA Healthcare                                                                          22,700                  438,394
Foundation Health Systems, Cl. A                                                                 51,500  (a)             428,094

                                                                                                                         866,488

HEALTH TECHNOLOGY--3.3%
Varian Medical Systems                                                                           22,600  (a)             902,587
Watson Pharmaceuticals                                                                           27,300  (a)           1,092,000

                                                                                                                       1,994,587

INDUSTRIAL SERVICES--.5%
Baker Hughes                                                                                     11,700                  302,738
NON-ENERGY MINERALS--2.9%
Alcoa                                                                                             9,200                  630,200
Bethlehem Steel                                                                                  24,200  (a)             137,638
Louisiana-Pacific                                                                                82,000                  968,625

                                                                                                                       1,736,463

PROCESS INDUSTRIES--4.9%
Bowater                                                                                          24,000                1,180,500
Goodrich (B.F.)                                                                                  22,500                  538,594
Olin                                                                                             15,100                  234,050
Rohm & Haas                                                                                      23,600                  952,850

                                                                                                                       2,905,994

PRODUCER MANUFACTURING--1.9%
General Electric                                                                                  4,200                  555,188
Honeywell International                                                                           6,375                  306,797
Ingersoll-Rand                                                                                    7,100                  272,019

                                                                                                                       1,134,004

RETAIL TRADE--.6%
Whitehall Jewellers                                                                              18,250  (a)             357,016
TECHNOLOGY SERVICES--1.4%
Electronic Data Systems                                                                          13,000                  841,750
UTILITIES--13.1%
AES                                                                                               6,900  (a)             578,306
AT&T--Liberty Media Group, Cl. A                                                                 11,800  (a)             616,550
Bell Atlantic                                                                                    23,400                1,145,138
BellSouth                                                                                        23,500                  957,625
Dynegy, Cl. A                                                                                    19,900                  932,813
Enron                                                                                             8,600                  593,400
GTE                                                                                               2,900                  171,100

8

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)
MCI WorldCom                                                                                      9,450  (a)             421,706
SBC Communications                                                                               22,401                  851,238
Sprint (PCS Group)                                                                                5,600  (a)             289,800
U S WEST                                                                                         18,000                1,307,250

                                                                                                                       7,864,926
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $51,977,976)                                                              99.9%               59,729,278

CASH AND RECEIVABLES (NET)                                                                          .1%                   84,691

NET ASSETS                                                                                       100.0%               59,813,969

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  51,977,976  59,729,278
Cash                                                                     16,065
Receivable for investment securities sold                             2,185,188
Receivable for shares of Common Stock subscribed                        123,207
Dividends receivable                                                     66,676
Prepaid expenses                                                         20,633
                                                                     62,141,047
--------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                            50,921
Due to Distributor                                                       11,765
Payable for investment securities purchased                           1,741,035
Payable for shares of Common Stock redeemed                             225,691
Bank loan payable--Note 2                                               250,000
Interest payable--Note 2                                                     43
Accrued expenses                                                         47,623
                                                                      2,327,078
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,813,969
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                      47,211,417
Accumulated undistributed investment income--net                         19,300
Accumulated net realized gain (loss) on investments                   4,831,950
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             7,751,302
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,813,969
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,489,856

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          24.02

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):
INCOME:
Cash dividends (net of $2,070 foreign taxes withheld at source)        443,210
Interest                                                                25,186
TOTAL INCOME                                                           468,396
EXPENSES:
Management fee--Note 3(a)                                              244,622
Shareholder servicing costs--Note 3(b)                                 157,434
Prospectus and shareholders' reports                                    12,844
Professional fees                                                       12,223
Registration fees                                                       10,868
Custodian fees--Note 3(b)                                                3,679
Interest expense--Note 2                                                 2,116
Directors' fees and expenses--Note 3(c)                                  1,007
Miscellaneous                                                            1,376
TOTAL EXPENSES                                                         446,169
INVESTMENT INCOME--NET                                                  22,227
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              5,352,327
Net unrealized appreciation (depreciation) on investments              429,606
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,781,933
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,804,160
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended
                                              (Unaudited)      August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             22,227              202,674
Net realized gain (loss) on investments         5,352,327            6,127,424
Net unrealized appreciation (depreciation)
   on investments                                 429,606           17,405,513
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,804,160           23,735,611
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net                          (200,027)            (187,969)
Net realized gain on investments              (6,627,196)          (4,934,176)
TOTAL DIVIDENDS                               (6,827,223)          (5,122,145)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                   4,454,201          27,456,779
Dividends reinvested                            6,588,816           4,906,800
Cost of shares redeemed                      (22,449,940)         (70,641,639)
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (11,406,923)         (38,278,060)
TOTAL INCREASE (DECREASE) IN NET ASSETS      (12,429,986)         (19,664,594)
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                            72,243,955           91,908,549
END OF PERIOD                                  59,813,969           72,243,955
Undistributed investment income--net               19,300              197,100
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                       187,684            1,151,489
Shares issued for dividends reinvested            289,364              206,689
Shares redeemed                                 (933,967)          (2,905,607)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (456,919)          (1,547,429)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                               Six Months Ended

                                                              February 29, 2000                       Year Ended August 31,
                                                                                        --------------------------------------------

                                                                     (Unaudited)        1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    24.52          20.45       26.40       20.08        12.50

Investment Operations:

Investment income--net                                                    .01(b)         .05(b)      .05         .02          .09

Net realized and unrealized

   gain (loss) on investments                                            2.09           5.11       (4.27)       8.22         7.53

Total from Investment Operations                                         2.10           5.16       (4.22)       8.24         7.62

Distributions:

Dividends from investment income--net                                    (.08)          (.04)       (.03)       (.05)        (.04)

Dividends from net realized
   gain on investments                                                  (2.52)         (1.05)      (1.70)      (1.87)          --

Total Distributions                                                     (2.60)         (1.09)      (1.73)      (1.92)        (.04)

Net asset value, end of period                                          24.02          24.52       20.45       26.40        20.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         9.12(c)       25.41      (17.02)      43.57        61.00(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                  .68(c)        1.29        1.27        1.24         1.17(c)

Ratio of interest expense
   to average net assets                                                  .00(c,d)       .01         .01         --           --

Ratio of net investment income

   to average net assets                                                  .03(c)         .22         .16          .18         .55(c)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                              --             --         --           .14         .63(c)

Portfolio Turnover Rate                                                 84.47(c)      225.12      170.46       120.71      260.98(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  59,814         72,244      91,909      159,529       9,711

(A) FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.


14

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $833 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 29, 2000 was approximately $71,900, with a related weighted average annualized interest rate of 5.91%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the perio

16

ended February 29, 2000, the fund was charged $81,541 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $39,804 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $3,679 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(e) During the period ended February 29, 2000, the fund incurred total brokerage commissions of $120,481, of which $12,326 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $54,491,829 and $68,745,750, respectively.

At February 29, 2000, accumulated net unrealized appreciation on investments was
$7,751,302,   consisting   of  $10,528,840  gross  unrealized  appreciation  and
$2,777,538 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Subsequent Event

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the termination of the Company's Distribution Agreement with Premier Mutual Fund Services, Inc. and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.



NOTES


                                                           For More Information

                        Dreyfus Aggressive Value Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   257SA002



Dreyfus
Emerging Leaders Fund
SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Leaders Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio
managers,    Hilary    Woods    and    Paul    Kandel.

The past six months have been both highly volatile and generally rewarding for investors in small-cap U.S. stocks. During the reporting period, small-cap stocks generally outperformed large-cap stocks. This represents a reversal of the trends established over the past several years, when large-cap stocks were favored by investors over smaller companies.

Given the small-cap market' s recent strength, we believe that valuations for small companies continue to look attractive when compared to those of large companies. Most small companies are less expensive than their large-cap counterparts on a price-to-book, price-to-sales and price-to-earnings basis. In our view, this implies that there may be room for additional gains as smaller companies "catch up" to the higher valuations of large-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Emerging Leaders Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Emerging Leaders Fund produced a strong total return of 39.55%.(1) This exceeded the performance of the fund's benchmark, the Russell 2000 Index, which produced 35.82% total return for the same period.(2)

We attribute the fund' s performance to a strong rebound in small-cap stocks, especially in sectors that the fund emphasized. In addition, we succeeded in identifying attractive individual investment opportunities among a diverse range of sectors, industries and investment styles. Investors should realize, however, that the fund' s six-month return was achieved during a period that was highly favorable to small-cap stocks, and that such returns should not be expected over the long term.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small-cap companies with total market values of $1.5 billion or less at the time of purchase. To create that portfolio, we focus primarily on emerging leaders in their respective industries. The leaders in which we invest offer products or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we seek companies with dominant positions in major product lines, sustained achievement records and strong financial conditions. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of
financial    measurements)    and   stocks   that   exhibit   both    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

The fund was positively influenced by the investment environment that prevailed during the period. Robust consumer spending, low rates of inflation and technology-driven productivity gains powered the U.S. economy to its longest peacetime expansion in history. Equity markets benefited from the economy's strong growth. Small-cap stocks -- which, in our opinion, had been undervalued relative to large-company stocks -- showed the greatest gains. The fund's disciplined focus on small-cap investing positioned us to benefit from these conditions.

The Federal Reserve Board raised interest rates during the period in an effort to slow the U.S. economy and forestall a future rise in inflation. As interest rates rose, investors concentrated their assets in sectors offering the greatest potential for high earnings growth, and on companies that did not depend on increasingly costly traditional debt markets to obtain capital. Technology and biotechnology shares rose sharply in value because they fit the profile sought by most investors.

We took advantage of these trends by maintaining an overweighted position in technology, investing primarily in telecommunications-related utilities and semiconductor companies, and Internet-related software developers. Key technology holdings include telecommunications-related semiconductor companies, such as PMC-Sierra, and Internet-related software developers, such as Primus Knowledge Solutions. Investors should note that the technology sector has been among the most volatile sectors of the market, and, accordingly, should be willing to assume the risks associated with such investments. We focused most of our healthcare sector investments in biotech companies, and largely avoided the poor-performing, interest-rate-sensitive financial services sector.

Rising  energy  prices  produced yet another investment trend favoring the fund.
With    oil   prices   topping   $30   a   barrel   during   the   period,   th

fund benefited from its large weighting in oil field services companies. Conversely, we maintained a significantly underweighted position in the industries most adversely affected, including automobiles, airlines and trucking.

Of course not every decision we made proved favorable. Despite rising earnings and other strong fundamentals, investments in the materials and processing sector underperformed the market due to insufficient investor interest. Several of our holdings in the consumer sector lost value for a variety of company-specific reasons, and the market severely punished some stocks in our portfolio that failed to deliver expected earnings.

What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily weighted than our benchmark in the sectors that provided the strongest performance, including technology. We have less exposure than our benchmark to the relatively weak-performing sectors of financial services and transportation. However, as the reporting period drew to a close, rapidly rising valuations in the technology and biotech sectors began to outstrip some company fundamentals. We continue to be watchful of factors that might cause us to reassess our allocation of assets among these sectors.

Although small-cap stocks outperformed larger cap stocks during the period, we believe many small companies are still more attractively valued than their larger counterparts. We remain committed to uncovering investment opportunities that we believe are well poised to propel the fund going forward.

March 23, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     (2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. --- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK
          PERFORMANCE AND IS COMPOSED OF THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--93.3%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.3%
Lamar Advertising, Cl. A                                                                        170,000  (a)           7,405,625
Metamor Worldwide                                                                               190,200  (a)           3,899,100
True North Communications                                                                       306,500               11,340,500

                                                                                                                      22,645,225

CONSUMER NON-DURABLES--.7%
Church & Dwight                                                                                 380,000                6,483,750
CONSUMER SERVICES--6.3%
Cinar Films, Cl. B                                                                              420,000  (a)           8,662,500
Emmis Communications, Cl. A                                                                     255,000  (a)           9,307,500
Entercom Communications                                                                         185,000  (a)           7,781,563
Harte-Hanks                                                                                     425,000                9,270,312
Meredith                                                                                        200,000                5,725,000
SFX Entertainment                                                                               340,000  (a)          13,090,000
Spanish Broadcasting System, Cl. A                                                              340,000                6,502,500
                                                                                                                      60,339,375

ELECTRONIC TECHNOLOGY--22.4%
Advanced Energy Industries                                                                      225,000  (a)          16,368,750
Alpha Industries                                                                                165,000  (a)          23,955,937
Applied Micro Circuits                                                                          140,000  (a)          38,508,750
Atmel                                                                                           400,000  (a)          19,800,000
C-COR Electronics                                                                               400,000  (a)          17,887,500
Integrated Silicon Solution                                                                     500,000  (a)          13,906,250
L-3 Communications Holdings                                                                     275,000  (a)          11,704,688
Lattice Semiconductor                                                                           230,000  (a)          16,157,500
Newport News Shipbuilding                                                                       400,000               11,325,000
QuickLogic                                                                                      400,000               12,500,000
TranSwitch                                                                                      280,000  (a)          32,900,000
                                                                                                                     215,014,375

ENERGY MINERALS--3.1%
Devon Energy                                                                                    300,000               11,175,000
NATCO Group, Cl. A                                                                              600,000                7,762,500
Triton Energy                                                                                   375,000  (a)          10,593,750

6                                                                                                                  29,531,250

FINANCE--9.6%
Annuity & Life Re                                                                               475,000               10,746,875
CCB Financial                                                                                   200,000                7,425,000
Commerce Bancorp                                                                                290,500                9,768,063


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)
Everest Re Group                                                                                465,000               11,421,563
First Midwest Bancorp                                                                           447,500               11,159,531
Reckson Service Industries                                                                      235,000  (a)          12,645,937
RenaissanceRe Holdings                                                                          296,400               11,226,150
Webster Financial                                                                               380,000                8,027,500
XL Capital, Cl. A                                                                               250,000               10,109,375
                                                                                                                      92,529,994

HEALTH SERVICES--1.3%

Oxford Health Plans                                                                             815,000  (a)          12,581,562

HEALTH TECHNOLOGY--11.5%
Andrx                                                                                           185,000  (a)          17,771,562
Biovail Corporation International                                                               220,000  (a)          14,520,000
Genzyme Transgenics                                                                             405,000  (a)          18,022,500
IDEC Pharmaceuticals                                                                            110,000  (a)          15,496,250
JONES PHARMA                                                                                    205,000               14,708,750
Millennium Pharmaceuticals                                                                      115,000               29,914,375
                                                                                                                     110,433,437

INDUSTRIAL SERVICES--2.9%
BJ Services                                                                                     200,000  (a)          11,412,500
McDermott International                                                                         625,000                5,859,375
Rowan                                                                                           420,000  (a)          10,552,500
                                                                                                                      27,824,375

NON-ENERGY MINERALS--3.1%
Bethlehem Steel                                                                               1,400,000  (a)           7,962,500
Rayonier                                                                                        295,000               11,726,250
Steel Dynamics                                                                                  650,000  (a)           9,993,750
                                                                                                                      29,682,500

PROCESS INDUSTRIES--5.2%
Abitibi-Consolidated                                                                          1,200,000               10,650,000
AptarGroup                                                                                      445,000               10,652,187
Georgia Gulf                                                                                    475,000               10,806,250
Millennium Chemicals                                                                            375,000  (a)           5,250,000
Wellman                                                                                         670,000               12,478,750
                                                                                                                      49,837,187

PRODUCER MANUFACTURING--3.7%
AGCO                                                                                          1,000,000               11,000,000
Howmet International                                                                            600,000  (a)          10,987,500

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)
IDEX                                                                                            295,000                7,301,250
Terex                                                                                           525,000  (a)           6,234,375
                                                                                                                      35,523,125

RETAIL TRADE--3.4%
Great Atlantic & Pacific Tea                                                                    285,000                6,679,688
MSC Industrial Direct                                                                           800,000  (a)          12,500,000
Tiffany & Co.                                                                                   115,000                7,381,563
Whitehall Jewellers                                                                             330,000  (a)           6,455,625
                                                                                                                      33,016,876

TECHNOLOGY SERVICES--11.5%
iBasis                                                                                          200,000               16,100,000
Legato Systems                                                                                  105,150  (a)           3,745,969
National Data                                                                                   350,000               10,850,000
PMC-Sierra                                                                                      160,000  (a)          30,890,000
Primus Knowledge Solutions                                                                      265,000               31,800,000
RSA Security                                                                                    250,000  (a)          16,734,375
                                                                                                                     110,120,344

TRANSPORTATION--1.1%

Expeditors International of Washington                                                          280,400               10,585,100

UTILITIES--5.2%
Clarent                                                                                         160,000               17,480,000
Kinder Morgan                                                                                   425,000               11,846,875
Questar                                                                                         150,000                2,090,625
Time Warner Telecom, Cl. A                                                                      235,000               18,095,000
                                                                                                                      49,512,500
TOTAL COMMON STOCKS
   (cost $595,440,409)                                                                                               895,660,975

8

                                                                                             Principal
SHORT-TERM INVESTMENTS--7.1%                                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:
5.17%, 3/2/2000                                                                             16,440,000                16,437,534
5.10%, 3/9/2000                                                                             11,934,000                11,920,753
5.16%, 3/30/2000                                                                            11,724,000                11,675,228
5.25%, 4/6/2000                                                                              9,191,000                 9,141,277
5.68%, 4/27/2000                                                                            19,439,000                19,265,604

TOTAL SHORT--TERM INVESTMENTS
   (cost $68,440,125)                                                                                                 68,440,396
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $663,880,534)                                                            100.4%              964,101,371
LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.4%)              (3,740,898)
NET ASSETS                                                                                       100.0%              960,360,473

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           663,880,534  964,101,371
Cash                                                                  7,499,266
Receivable for investment securities sold                             9,070,900
Receivable for shares of Common Stock subscribed                      4,260,179
Dividends receivable                                                    393,635
Prepaid expenses                                                         26,162
                                                                    985,351,513
--------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                           639,775
Due to Distributor                                                      168,326
Payable for investment securities purchased                          23,752,480
Payable for shares of Common Stock redeemed                             253,398
Accrued expenses                                                        177,061
                                                                     24,991,040
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      960,360,473
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     681,657,369
Accumulated investment (loss)                                       (1,110,915)
Accumulated net realized gain (loss) on investments                (20,406,818)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          300,220,837
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     960,360,473
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      22,719,399

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          42.27

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $17,615 foreign taxes withheld at source)     1,483,676
Interest                                                               959,250
TOTAL INCOME                                                         2,442,926
EXPENSES:
Management fee--Note 3(a)                                            2,498,567
Shareholder servicing costs--Note 3(b)                                 870,003
Registration fees                                                      119,269
Custodian fees--Note 3(b)                                               22,234
Professional fees                                                       17,893
Prospectus and shareholders' reports                                    16,353
Directors' fees and expenses--Note 3(c)                                  5,766
Loan commitment fees--Note 2                                             2,825
Miscellaneous                                                              931
TOTAL EXPENSES                                                       3,553,841
INVESTMENT (LOSS)                                                  (1,110,915)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (20,206,379)
Net unrealized appreciation (depreciation) on investments          238,697,818
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             218,491,439
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               217,380,524

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000          Year Ended
                                              (Unaudited)     August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,110,915)            (969,411)
Net realized gain (loss) on investments      (20,206,379)            1,833,877
Net unrealized appreciation (depreciation)
   on investments                            238,697,818            61,874,481
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 217,380,524            62,738,947
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (1,063,336)            (274,922)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 528,834,367         292,925,430
Dividends reinvested                              958,679             264,081
Cost of shares redeemed                     (144,373,789)        (102,579,858)
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                385,419,257          190,609,653
TOTAL INCREASE (DECREASE) IN NET ASSETS      601,736,445          253,073,678
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                           358,624,028          105,550,350
END OF PERIOD                                 960,360,473          358,624,028
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,967,680           10,381,885
Shares issued for dividends reinvested             28,600               11,045
Shares redeemed                               (4,093,386)          (3,800,869)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,902,894            6,592,061

SEE NOTES TO FINANCIAL STATEMENTS.


12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


--------------------------------------------------------------------------------


                                                              Six Months Ended

                                                              February 29, 2000                      Year Ended August 31,
                                                                                       ---------------------------------------------

                                                                     (Unaudited)        1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                                    30.35          20.20       25.17       18.67        12.50
Investment Operations:
Investment income (loss)--net                                            (.07)(b)       (.13)(b)    (.16)(b)    (.11)         .03
Net realized and unrealized
   gain (loss) on investments                                           12.06          10.33       (2.14)       8.02         6.17
Total from Investment Operations                                        11.99          10.20       (2.30)       7.91         6.20
Distributions:
Dividends from investment income--net                                     --              --         --          --          (.03)
Dividends from net realized gain
   on investments                                                       (.07)          (.05)      (2.67)       (1.41)          --
Total Distributions                                                     (.07)          (.05)      (2.67)       (1.41)        (.03)
Net asset value, end of period                                         42.27          30.35       20.20        25.17        18.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       39.55(c)       50.54      (10.82)       44.45      46.09(c,d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                                  .64(c)        1.38        1.39         1.39         1.16(c)
Ratio of net investment income (loss)
   to average net assets                                                (.20)(c)       (.49)       (.63)        (.62)         .09(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                --            --          --           .09          .36(c)

Portfolio Turnover Rate                                                29.00(c)      100.40      199.08       197.99       203.66(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 960,360       358,624     105,550      104,481       37,206


     (A)  FROM  SEPTEMBER 28, 1995  (COMMENCEMENT  OF  OPERATIONS) TO AUGUST 31,
          1996.

     (B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

     (C)  NOT ANNUALIZED.

     (D)  CALCULATED  BASED ON NET  ASSET  VALUE ON THE  CLOSE  OF  BUSINESS  ON
          SEPTEMBER 29, 1995  (COMMENCEMENT  OF INITIAL  OFFERING) TO AUGUST 31,
          1996.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

14

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $20,345 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended February 29, 2000, the fund did not borrow under the Facility.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2000, the fund was charged $694,047 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $83,810 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $22,234 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

16

(e) During the period ended February 29, 2000, the fund incurred total brokerage commissions of $794,788, of which $3,090 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $501,252,629 and $154,340,629, respectively.

At February 29, 2000, accumulated net unrealized appreciation on investments was $300,220,837, consisting of $343,684,407 gross unrealized appreciation and $43,463,570 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund 17

                                                           For More Information

                        Dreyfus Emerging Leaders Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   259SA002



Dreyfus
International
Value Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

Many international markets declined modestly in January, 2000 after rising sharply during the fourth quarter of 1999. Interest-rate-sensitive markets such as Singapore, Switzerland and the United Kingdom were particularly hard hit. Banks and insurance companies are large components of these stock markets, and rising interest rates tend to affect financial stocks more than other market sectors. The recent decline was relatively short-lived, however, and many overseas markets had partially recovered by the end of the reporting period.

International stock market returns have been eroded recently by the strength of the U.S. dollar, especially versus the euro. Furthermore, small-cap stocks continued their recent trend of outperforming large-cap stocks, and growth-oriented stocks have generally continued to outperform value stocks in international markets.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   International   Value   Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000

2



DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus International Value Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus International Value Fund produced a total return of -0.07%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, produced a total return of 13.63% for the same period.(2) The MSCI EAFE Value Index, a value index that may more closely represent this fund, produced a total return of 0.40% for the same period.(3)

We attribute the fund' s relative underperformance to an especially strong environment for growth investing during the past six months. The period was particularly good for telecommunications and information technology stocks within the technology sector. The valuations of many of these types of stocks have reached very high levels compared to historical norms. As a value fund, our exposure to these areas was limited, which hindered our overall performance

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in at least 15 countries, and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

     * VALUE, or how a stock is priced relative to traditional business performance measures.

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

     * BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity.

     * BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, changing management or positive earnings surprise) that can potentially trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

The predominant factor influencing performance during the reporting period was the fact that the value style of investing was out of favor. In fact, market gains were concentrated primarily among technology stocks, traditionally
considered    a    growth    industry.

Historically, the major determinant of performance in an international fund such as ours tends to be the relative strength or weakness of local economies. However, during the current six-month reporting period, the major determinant of performance was the industry in which a company operated, with technology leading the way.

The strength of the technology sector was a worldwide trend. For example, while Japan continues to experience economic weakness, many of the country' s technology stocks reported strong gains, while the broader Japanese stock market produced more moderate returns. Japan, which makes up the largest component of the fund, has continued its gradual economic recovery, and we are pleased by signs we' ve seen that the government has begun to take the necessary steps to resolve its banking crisis.

Most European economies continue to lag the U.S. economy in terms of growth. With the exception of strong technology gains, the fund's European investments have made only a modest contribution to the fund's performance. However, many European companies are begin

4

ning to implement the strategies used by U.S. corporations years ago to improve their cost structure and increase profit margins, a move we view as very positive.

What is the fund's current strategy?

We have continued to focus on a diverse group of value investments worldwide. While the difference in returns achieved by growth and value investments has widened, we do not believe that this is the time to alter our long-term investment strategy. Instead, we plan to continue to maintain a well-diversified portfolio across many industries that will allow us to participate in some of the more dynamic sectors, such as technology, along with temporarily out-of-favor  sectors  that  contain  stocks  of  sound  businesses  selling  at
attractive    valuations.

March 23, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS.

     (2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

     (3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE ) VALUE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF VALUE COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--88.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.4%

Australia & New Zealand Banking                                                                 527,603                3,266,488
Goodman Fielder                                                                               1,528,217                1,105,886
Pacific Dunlop                                                                                  745,187                  742,046
                                                                                                                       5,114,420

AUSTRIA--.5%
Bank Austria                                                                                     42,891                1,874,309
BELGIUM--.8%
Dexia                                                                                            20,100  (a)           2,749,724
Dexia--Strip                                                                                     12,785  (a)                 124

                                                                                                                       2,749,848

BRAZIL--.9%
Petroleo Brasileiro, ADR                                                                         47,600                 1,246,525
Telecomunicacoes Brasileiras, ADS                                                                14,298                 2,105,380

                                                                                                                        3,351,905

DENMARK--.5%
Jyske Bank                                                                                       106,360                1,837,557

FINLAND--.6%
Kesko Oyj, Cl. B                                                                                 169,966                2,259,443

FRANCE--9.3%
Air Liquide                                                                                       26,370                3,574,331
Alstom                                                                                            71,159                1,650,429
Assurances Generales de France                                                                    64,888                3,149,233
Aventis                                                                                           11,590                  593,876
Banque Nationale de Paris                                                                         52,545                4,165,642
Bongrain                                                                                           4,542                1,269,058
Compagnie Generale des Establissements
   Michelin, Cl. B                                                                               89,935                 2,819,761
PSA Peugeot Citroen                                                                               6,700                 1,386,846
Societe Generale                                                                                  7,105                 1,478,920
Suez Lyonnaise des Eaux                                                                           7,600                 1,256,453
Thomson CSF                                                                                     105,055                 4,164,254
Total Fina, ADR                                                                                  85,244                 5,722,004
Usinor                                                                                          110,600                 1,619,960
                                                                                                                       32,850,767

GERMANY--8.9%
Bayer                                                                                           104,958                 4,388,724
Celanese                                                                                          1,545  (a)               30,770

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)
Deutsche Bank                                                                                    55,844                  4,718,724
Deutsche Lufthansa                                                                              157,106                  3,519,293
Merck KGaA                                                                                      131,985                  3,432,523
Metallgesellschaft                                                                               53,500                  1,011,200
Siemens                                                                                          30,169                  5,410,551
Veba                                                                                             86,820                  3,894,704
Viag                                                                                            108,394                  1,933,474
Volkswagen                                                                                       74,054                  2,985,529
                                                                                                                        31,325,492

GREECE--1.5%
Hellenic Telecommunications Organization, ADS                                                   350,128                  5,251,920

HONG KONG--1.3%
CDL Hotels International                                                                      1,710,000                    450,416
Hongkong Electric                                                                             1,309,688                  3,996,645
                                                                                                                         4,447,061

ITALY--3.6%
Banca Popolare di Bergamo Credito Varesino                                                       73,700                  1,474,940
ENI                                                                                             514,200                  2,422,010
ENI , ADS                                                                                        47,400                  2,248,538
San Paulo--IMI                                                                                  144,369                  2,277,740
Telecom Italia                                                                                  567,621                  4,488,988
                                                                                                                        12,912,216

JAPAN--24.5%

AIFUL                                                                                            12,800                  2,687,453

CANON                                                                                           132,000                  5,480,512

Credit Saison                                                                                   224,300                  3,507,044
Dai-Tokyo Fire and Marine Insurance                                                             492,000                  1,443,772
FUJI MACHINE MANUFACTURING                                                                       81,900                  5,409,403
HONDA MOTOR                                                                                      71,000                  2,322,159
MABUCHI MOTOR                                                                                    39,100                  4,816,898
MINEBEA  288,000                                                                                                         3,309,894
Marubeni                                                                                      1,134,000                  4,605,233
Matsumotokiyoshi                                                                                 61,600                  4,544,308
Mitsubishi Heavy Industries                                                                     354,000                    968,057
NAMCO                                                                                            76,700                  5,755,810
Nichiei                                                                                          56,460                  1,138,741
Nippon Express                                                                                  797,000                  5,314,782

                                                                      The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)
Nippon Telegraph & Telephone                                                                         95                  1,311,892
Nishimatsu Construction                                                                         357,000                  1,083,292
RINNAI                                                                                          138,600                  2,304,334
ROHM                                                                                             17,700                  5,732,761
SANKYO COMPANY                                                                                  112,000                  2,314,891
SONY                                                                                             22,000                  6,495,866
Sankyo                                                                                           14,000                    922,140
Sekisui Chemical                                                                                260,000                    812,574
Seventy Seven Bank                                                                              345,000                  2,545,108
Shin-Estu Chemical                                                                               73,000                  3,946,125
TDK                                                                                              14,000                  1,336,786
Toyota Motor                                                                                     67,000                  2,672,209
Yamanouchi Pharmaceutical                                                                        80,000                  3,815,753

                                                                                                                        86,597,797

MEXICO--.3%
Telefonos de Mexico, Cl. L, ADR                                                                  16,306                  1,072,120

NETHERLANDS--6.0%

ABN AMRO                                                                                        186,703                  3,880,846
Akzo Nobel, ADS                                                                                  58,200                  2,328,000
Buhrmann                                                                                        125,520                  3,318,997
Hollandsche Beton Groep                                                                         122,129                  1,700,270
Hunter Douglas Groep                                                                            118,850                  2,872,605
ING Groep                                                                                        67,339                  3,419,228
Stork                                                                                           179,685                  2,214,923
Vedior                                                                                          162,174                  1,536,540
                                                                                                                        21,271,409

NEW ZEALAND--.9%
Fletcher Challenge Paper                                                                      1,825,972                  1,287,617
Telecom Corporation of New Zealand                                                              493,120                  2,052,587

                                                                                                                         3,340,204

NORWAY--.9%
Norsk Hydro                                                                                      44,982                  1,681,163
Orkla                                                                                            94,500                  1,446,648
                                                                                                                         3,127,811

PERU--.2%
Telefonica del Peru, ADS                                                                         42,200                    828,175

PHILIPPINES--.3%
Manila Electric, Cl. B                                                                          493,000                    908,056

8

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--2.0%
Electricidade de Portugal                                                                       135,994                  2,725,560
Portugal Telecom                                                                                299,908                  4,282,577
                                                                                                                         7,008,137

SINGAPORE--1.8%
Creative Technology                                                                             108,150                  2,379,300
Oversea-Chinese Banking                                                                         257,000                  1,624,601
United Overseas Bank                                                                            359,400                  2,271,913

                                                                                                                         6,275,814

SOUTH KOREA--.7%

Korea Electric Power, ADR                                                                       121,300                  1,667,875
Pohang Iron & Steel, ADR                                                                         28,300                    711,038
                                                                                                                         2,378,913

SPAIN--4.0%
Banco Bilbao Vizcaya Argentaria                                                                 121,000                  1,766,440
Banco Popular Espanol                                                                           104,720                  2,925,931
Endesa                                                                                          270,418                  5,743,840
Repsol-YPF, ADR                                                                                 193,570                  3,702,026
                                                                                                                        14,138,237

SWEDEN--1.2%

Autoliv                                                                                         121,922                  3,265,245
Investor, Cl. B                                                                                  63,600                    935,325
                                                                                                                         4,200,570
SWITZERLAND--4.5%
Barry Callebaut                                                                                  20,297                  2,933,446
Forbo                                                                                             3,145                  1,299,211
Novartis                                                                                          2,584                  3,305,080
Sulzer                                                                                            3,566  (a)             2,334,242
Swisscom                                                                                          6,174                  2,022,556
UBS                                                                                              16,634                  4,061,837

                                                                                                                        15,956,372

UNITED KINGDOM--12.0%
BOC                                                                                             116,665                  2,357,291
Barclays                                                                                         96,970                  2,337,728
British Aerospace                                                                               700,655                  3,470,115
British Airways                                                                                 275,735                  1,302,462
Bunzl                                                                                           824,999                  3,747,084
Laird                                                                                           390,565                  1,193,923
Morgan Crucible                                                                                 813,628                  3,187,398


                                                             The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

PowerGen                                                                                        338,043                  2,332,421
Rexam                                                                                           784,690                  2,271,665
Rio Tinto                                                                                       166,890                  2,473,063
Royal & Sun Alliance Insurance                                                                  641,288                  3,505,349
Royal Bank of Scotland                                                                          214,882                  2,827,790
Safeway                                                                                         733,114                  1,792,274
Scottish and Southern Energy                                                                    256,700                  2,150,348
Tomkins                                                                                         683,869                  1,893,359
Unilever                                                                                        506,900                  3,089,088
Wolseley                                                                                        485,316                  2,348,026
                                                                                                                        42,279,384

TOTAL COMMON STOCKS

   (cost $302,030,814)                                                                                                 313,357,937
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Hugo Boss                                                                                        13,601                1,663,405
Rheinmetall                                                                                      35,200                  292,670
TOTAL PREFERRED STOCKS
   (cost $2,406,803)                                                                                                   1,956,075
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:
5.68%, 4/27/2000
   (cost $18,307,757)                                                                        18,474,000               18,309,212
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $322,745,374)                                                             94.3%              333,623,224
CASH AND RECEIVABLES (NET)                                                                         5.7%               20,140,473
NET ASSETS                                                                                       100.0%              353,763,697

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           322,745,374   333,623,224
Cash                                                                 11,263,693
Cash denominated in foreign currencies                  7,872,062     7,674,333
Receivable for shares of Common Stock subscribed                      6,229,104
Receivable for investment securities sold                               920,513
Dividends receivable                                                    626,021
Prepaid expenses                                                         34,595

                                                                    360,371,483
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           270,899
Due to Distributor                                                       65,812
Payable for investment securities purchased                           5,578,945
Payable for shares of Common Stock redeemed                             553,125
Net unrealized (depreciation) on forward
   currency exchange contracts--Note 4(a)                                10,680
Accrued expenses                                                        128,325

                                                                      6,607,786
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      353,763,697
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     332,378,136
Accumulated investment (loss)                                         (615,405)
Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                11,310,945
Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                 10,690,021
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     353,763,697
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     21,283,270

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                         16.62

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $151,815 foreign taxes withheld at source)    1,189,463

Interest                                                               324,214
TOTAL INCOME                                                         1,513,677

EXPENSES:
Management fee--Note 3(a)                                            1,486,947
Shareholder servicing costs--Note 3(b)                                 399,787
Custodian fees                                                         145,141
Registration fees                                                       42,376
Professional fees                                                       16,151
Prospectus and shareholders' reports                                    11,183
Directors' fees and expenses--Note 3(c)                                  3,910
Loan commitment fees-Note 2                                              2,007
Miscellaneous                                                            1,767
TOTAL EXPENSES                                                       2,109,269
INVESTMENT (LOSS)                                                     (595,592)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                    17,486,851

Net realized gain (loss) on forward currency exchange contracts         87,801

NET REALIZED GAIN (LOSS)                                            17,574,652

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                               (17,514,763)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  59,889

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (535,703)

SEE NOTES TO FINANCIAL STATEMENTS.

12



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000           Year Ended
                                              (Unaudited)      August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (595,592)            2,000,064
Net realized gain (loss) on investments        17,574,652            7,416,018
Net unrealized appreciation (depreciation)
   on investments                            (17,514,763)           41,585,254

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (535,703)            51,001,336
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,879,133)          (1,669,640)
Net realized gain on investments             (13,055,032)          (8,578,499)
TOTAL DIVIDENDS                              (14,934,165)         (10,248,139)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                 459,773,816         272,816,276
Dividends reinvested                           11,642,447           7,975,826
Cost of shares redeemed                     (362,850,100)        (223,584,564)
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           108,566,163           57,207,538

TOTAL INCREASE (DECREASE) IN NET ASSETS       93,096,295           97,960,735
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,667,402          162,706,667

END OF PERIOD                                 353,763,697          260,667,402

Undistributed investment income (loss)--net     (615,405)            1,859,320
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    26,559,737           17,014,785
Shares issued for dividends reinvested            686,870              539,272
Shares redeemed                              (20,841,606)          (13,897,438)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,405,001            3,656,619

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                Six Months Ended
                                                              February 29, 2000                      Year Ended August 31,
                                                                                       ---------------------------------------------

                                                                     (Unaudited)        1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    17.52          14.50       15.05       13.23        12.50
Investment Operations:
Investment income (loss)--net                                            (.03)(b)        .16(b)      .13         .07          .15
Net realized and unrealized
   gain (loss) on investments                                             .03           3.76        (.20)       1.98          .65
Total from Investment Operations                                           --           3.92        (.07)       2.05          .80
Distributions:

Dividends from investment income--net                                    (.11)          (.15)       (.08)       (.10)        (.04)

Dividends from net realized gain
   on investments                                                        (.79)          (.75)       (.40)       (.13)        (.03)
Total Distributions                                                      (.90)          (.90)       (.48)       (.23)        (.07)
Net asset value, end of period                                          16.62          17.52       14.50       15.05        13.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         (.07)(c)      28.19        (.62)      15.72         6.43(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets                                   .71(c)        1.40        1.44        1.49         1.39(c)

Ratio of net investment income (loss)
   to average net assets                                                 (.20)(c)       1.00        1.17        1.09         1.78(c)

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                              --            --         --           .03          .51(c)

Portfolio Turnover Rate                                                 19.41(c)       30.68       34.46       25.35        19.14(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 353,764        260,667     162,707      96,896        25,638

(A) FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

16

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended February 29, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2000, the fund was charged $371,737 pursuant to the Shareholder Services Plan.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $17,422 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 29, 2000, amounted to $112,538,892 and $54,141,643, respectively.

In addition, the following summarizes open forward currency exchange contracts at February 29, 2000:



                                                  FOREIGN
FORWARD CURRENCY                                 CURRENCY                                                      UNREALIZED
EXCHANGE CONTRACTS                                AMOUNTS             COST ($)            VALUE ($)         (DEPRECIATION) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British    Pounds,

  expiring 3/2/2000                               114,745              183,051           181,274               (1,777)

Japanese    Yen,

   expiring 3/12/2000                          87,437,250              803,282           794,379                (8,903)

TOTAL                                                                                                          (10,680)



The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the con

18

tract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(B) At February 29, 2000, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $10,867,170, consisting of $51,581,571 gross unrealized appreciation and $40,714,401 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the termination of the Company's Distribution Agreement with Premier Mutual Services, Inc. and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund 19

NOTES



                                                           For More Information

                        Dreyfus International Value Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        The Bank of New York

                        100 Church Street

                        New York, N.Y. 10286

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   254SA002



Dreyfus
Midcap Value Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Midcap

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter I. Higgins.

The past six months have been both highly volatile and generally rewarding for investors in midcap U.S. stocks. During the reporting period, midcap stocks generally outperformed large-cap stocks. This represents a reversal of the trends established over the past several years, when large-cap stocks were favored by investors over small and mid-sized companies.

Given the midcap market' s recent strength, valuations continue to look attractive when compared to those of most large-cap companies. In our view, this implies that there may be room for additional gains as mid-sized companies "catch up" to the higher valuations of large-cap stocks.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Midcap Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 23, 2000


2



DISCUSSION OF FUND PERFORMANCE

Peter I. Higgins, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Midcap Value Fund produced a total return of -2.64%.(1) This compares favorably with the return provided by the fund's benchmark, the Russell Midcap Value Index, which produced a total return of -11.25% for the same period.(2)

We attribute the fund' s performance to the fact that the value style of investing was out of favor. However, our positive relative performance can be attributed to our technology exposure, an area in which the portfolio made some
good    individual    stock    selections.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in midcap companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects.

When selecting stocks for the fund, we emphasize three key factors: value, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; business health, as defined by the company's overall efficiency and profitability; and business momentum, or the presence of a catalyst -- such as corporate restructuring, change in management or a spin-off -- that could trigger an increase in the stock's price in the near term

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum, or
when    its    performance    falls    short    of    our    expectations.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As "bottom-up" investors, we choose stocks based on their individual merits rather than according to market trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance.

That said, the most dominant factor positively influencing performance during the reporting period was the strong gains achieved by technology stocks relative
to    the    overall    stock    market.

Contrary to popular belief, not every technology stock is considered a growth stock. By making very careful stock selections, we were able to find a number of inexpensively priced, value-oriented stocks within the technology sector. These stocks typically also exhibited strong growth characteristics. As a result, we were able to participate to some degree in the positive returns provided by the technology sector. Of course, the technology sector has been among the most volatile sectors of the market, and investors should be aware of the greater risks associated with this sector.

Finally, with oil prices steadily rising during the period, the fund's performance benefited from investments in the energy services area. When oil prices fell to $10 a barrel last summer, we believed that those prices were unsustainably low. At the time, many energy stocks were depressed and we believed that they presented excellent value investment opportunities. When oil prices rose, energy services stock prices followed, boosting the fund's overall returns.

What is the fund's current strategy?

We have continued to emphasize individual stocks that we believe are undervalued relative to their true intrinsic worth. Accordingly, we recently began to increase our holdings of financial stocks. We believe the stock prices of many of these companies have been driven down to inexpensive levels, making them compelling investments in our view. For example, we've initiated a fairly large investment in Everest Re Group, a reinsurance company, and U.S. Bancorp, a Minnesota-

4

based bank whose stock price was hit hard due to disappointing earnings. In both cases, we believe the companies' fundamentals remain intact and that these are
solid    companies    that    happen    to    be    "on    sale."

Furthermore, we intend to continue to maintain our exposure to those stocks within the technology and energy sectors that fit our value-oriented investment discipline. We have also begun to uncover what we believe to be several positive investment opportunities within the retail and capital goods sectors. As other investors continue to be distracted by risky speculation in high-flying growth stocks, we have continued to focus on sound companies that have been largely neglected by investors. We believe that when these stocks return to favor,
value    investors    will    be    rewarded    for    their    patience.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES THAN THE RUSSELL MIDCAP INDEX. ON AUGUST 1, 1999, THE FUND CHANGED ITS BENCHMARK FROM THE RUSSELL MIDCAP INDEX, WHICH IS STYLE NEUTRAL, TO THE RUSSELL MIDCAP VALUE INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund 5

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS



COMMON STOCKS--101.2%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--8.6%

AK Steel Holding                                                                                 92,718                  770,717

Eastman Chemical                                                                                 21,300                  765,469

Fort James                                                                                       55,200                1,038,450

Geon                                                                                             37,300                  778,637

Hercules                                                                                         43,400                  716,100

IMC Global                                                                                      109,100                1,472,850

Jefferson Smurfit Group, ADR                                                                     34,600                  789,313

Wellman                                                                                          25,300                  471,213

                                                                                                                       6,802,749

CAPITAL GOODS--8.4%

Deere & Co.                                                                                      20,800                  743,600

Fluor                                                                                            56,300                1,601,031

Republic Services, Cl. A                                                                         82,300                  895,013

Thermo Electron                                                                                 123,300  (a)           1,926,563

Waste Management                                                                                100,600                1,509,000

                                                                                                                       6,675,207

COMPUTER EQUIPMENT--11.1%

Advanced Micro Devices                                                                           54,700  (a)           2,140,137

Maxtor                                                                                          232,000  (a)           1,856,000

Micron Technology                                                                                13,700  (a)           1,343,456

NCR                                                                                              26,200  (a)             993,963

Quantum--DLT & Storage Systems                                                                  108,900  (a)           1,129,837

Quantum--Hard Disk Drive                                                                        160,500  (a)           1,263,937

Silicon Graphics                                                                                  4,400  (a)              43,175

                                                                                                                       8,770,505

COMPUTER SERVICES--2.0%

Keane                                                                                            65,400  (a)           1,569,600

COMPUTER SOFTWARE/SERVICES--7.8%

ARDENT Software                                                                                  38,700  (a)           2,152,687

Informix                                                                                         59,600  (a)             953,600

Sterling Software                                                                                40,000  (a)           1,435,000

Synopsys                                                                                         40,900  (a)           1,633,444

                                                                                                                       6,174,731

CONSUMER NON-DURABLES--5.9%

Harcourt General                                                                                 11,100                  382,256

Jones Apparel Group                                                                              71,500  (a)           1,617,687


6

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

NIKE, Cl. B                                                                                      47,100                1,339,406

Polaroid                                                                                         51,200                1,283,200

                                                                                                                       4,622,549

CONSUMER SERVICES--17.4%

Abercrombie & Fitch, Cl. A                                                                      109,900  (a)           1,614,156

ACNielsen                                                                                         9,900  (a)             167,681

American Greetings, Cl. A                                                                        17,700                  305,325

Burlington Coat Factory Warehouse                                                                56,700                  648,506

Consolidated Stores                                                                             106,900  (a)           1,202,625

Manpower                                                                                         40,100                1,310,769

OfficeMax                                                                                       134,200  (a)             947,787

Saks                                                                                             78,700  (a)             905,050

ShopKo Stores                                                                                    44,200  (a)             734,825

Toys R Us                                                                                       108,900  (a)           1,347,637

Tricon Global Restaurants                                                                        46,400  (a)           1,235,400

Venator Group                                                                                   265,300  (a)           1,508,894

Ziff-Davis                                                                                       96,900  (a)           1,841,100

                                                                                                                      13,769,755

ENERGY--10.6%

Baker Hughes                                                                                     56,400                1,459,350

Burlington Resources                                                                             32,500                  897,813

EOG Resources                                                                                    60,100                  916,525

Noble Affiliates                                                                                 47,500                1,068,750

Ocean Energy                                                                                     73,900  (a)             789,806

Santa Fe Snyder                                                                                 192,700  (a)           1,445,250

Tidewater                                                                                        25,400                  719,137

Union Pacific Resources Group                                                                   119,600                1,068,925

                                                                                                                       8,365,556

FINANCIAL SERVICES--13.4%

Ace                                                                                              82,900                1,481,837

Associates First Capital, Cl. A                                                                  56,900                1,130,888

Bear Stearns Cos.                                                                                15,600                  612,300

Chubb                                                                                            23,400                1,150,988

Everest Re Group                                                                                 62,100                1,525,331

Heller Financial                                                                                 65,000                1,222,813

Nationwide Financial Services, Cl. A                                                             55,900                1,289,194

                                                             The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

U.S. Bancorp                                                                                     70,600                1,292,863

Washington Mutual                                                                                39,500                  873,938

                                                                                                                      10,580,152

HEALTH CARE--5.9%

Aetna                                                                                            36,700                1,509,288

Bergen Brunswig, Cl. A                                                                          118,300                  584,106

Mckesson HBOC                                                                                    54,300                1,052,063

Quest Diagnostics                                                                                30,100  (a)           1,032,806

Tenet Healthcare                                                                                 27,400  (a)             479,500

                                                                                                                       4,657,763

TECHNOLOGY SERVICES--9.2%

Arrow Electronics                                                                                83,100  (a)           2,513,775

Avnet                                                                                            28,500                1,905,938

Ingram Micro, Cl. A                                                                             130,200  (a)           1,407,788

Tech Data                                                                                        66,900  (a)           1,450,894

                                                                                                                       7,278,395

TRANSPORTATION--.9%

Yellow                                                                                           42,600  (a)             681,600
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $84,841,320)                                                                            101.2%               79,948,562

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.2%)                (974,969)

NET ASSETS                                                                                       100.0%               78,973,593

(A) NON-INCOME PRODUCING.


8

SEE NOTES TO STATEMENT OF INVESTMENTS.




STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  84,841,320  79,948,562

Cash                                                                    909,520

Receivable for investment securities sold                             2,198,009

Dividends receivable                                                     47,911

Receivable for shares of Common Stock subscribed                          1,600

Prepaid expenses                                                         22,627

                                                                     83,128,229
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,965

Due to Distributor                                                       15,886

Bank loan payable--Note 2                                             1,950,000

Payable for investment securities purchased                           1,943,738

Payable for shares of Common Stock redeemed                             146,776

Interest payable-Note 2                                                   1,469

Accrued expenses                                                         25,802

                                                                      4,154,636
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,973,593
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      85,974,173

Accumulated investment (loss)                                         (236,751)

Accumulated net realized gain (loss) on investments                 (1,871,071)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (4,892,758)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,973,593
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,970,738

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   19.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9


STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         332,119

Interest                                                                 8,474

TOTAL INCOME                                                           340,593

EXPENSES:

Management fee--Note 3(a)                                              324,418

Shareholder servicing costs--Note 3(b)                                 172,739

Interest expense--Note 2                                                20,549

Professional fees                                                       17,129

Custodian fees--Note 3(b)                                               16,844

Prospectus and shareholders' reports                                    15,368

Registration fees                                                        8,482

Directors' fees and expenses--Note 3(c)                                  1,050

Miscellaneous                                                              765

TOTAL EXPENSES                                                         577,344

INVESTMENT (LOSS)                                                    (236,751)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,438,165

Net unrealized appreciation (depreciation) on investments          (6,821,113)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,382,948)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,619,699)

SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000          Year Ended
                                              (Unaudited)     August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (236,751)            (819,834)

Net realized gain (loss) on investments         4,438,165             785,434

Net unrealized appreciation (depreciation)
   on investments                             (6,821,113)          37,439,588

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (2,619,699)          37,405,188
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (4,867,590)          (9,344,038)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  33,157,336          72,861,853

Dividends reinvested                            4,649,363           9,051,684

Cost of shares redeemed                      (49,513,871)         (92,106,895)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (11,707,172)         (10,193,358)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,194,461)          17,867,792
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            98,168,054          80,300,262

END OF PERIOD                                  78,973,593          98,168,054
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,602,761           3,574,897

Shares issued for dividends reinvested            233,167             529,959

Shares redeemed                               (2,388,643)          (4,798,775)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (552,715)            (693,919)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                               Six Months Ended

                                                              February 29, 2000                      Year Ended August 31,
                                                                                      ----------------------------------------------

                                                                     (Unaudited)        1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    21.70          15.39       22.23       15.80        12.50

Investment Operations:

Investment income (loss)--net                                            (.06)(b)      (.17)(b)     (.06)(b)    (.01)         .08

Net realized and unrealized
   gain (loss) on investments                                            (.51)         8.26        (5.73)       8.23         3.28

Total from Investment Operations                                         (.57)         8.09        (5.79)       8.22         3.36

Distributions:

Dividends from investment income--net                                      --            --          --         (.04)        (.04)

Dividends from net realized gain
   on investments                                                       (1.24)        (1.78)       (1.05)      (1.75)        (.02)

Total Distributions                                                     (1.24)        (1.78)       (1.05)      (1.79)        (.06)

Net asset value, end of period                                          19.89         21.70        15.39       22.23        15.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (2.64)(c)     55.71       (27.32)      55.45        26.88(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                 .64(c)        1.34         1.29        1.25         1.18(c)

Ratio of interest expense
   to average net assets                                                 .02(c)         .06          .01         .01          .01(c)

Ratio of net investment income (loss)
   to average net assets                                                (.27)(c)       (.89)        (.25)       (.14)         .56(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                              --            --          --          .26         1.13(c)

Portfolio Turnover Rate                                               100.40(c)      257.23       168.72      154.92       266.80(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  78,974        98,168       80,300      81,494        3,591

A   FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

                                                             The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates, which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 29, 2000 was approximately $701,110 with a related weighted average annualized interest rate of 5.88%.

14

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2000, the fund was charged $108,139 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $36,553 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $16,844 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2000, amounted to $88,266,928 and $104,414,696, respectively.

At February 29, 2000, accumulated net unrealized depreciation on investments was
$4,892,758,   consisting   of   $6,256,141  gross  unrealized  appreciation  and
$11,148,899 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Subsequent Event:

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

16

                                                           For More Information

                        Dreyfus Midcap Value Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   258SA002



Dreyfus
Premier Technology Growth Fund

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Technology Growth Fund, covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with its portfolio manager, Mark Herskovitz.

The reporting period has been highly rewarding for investors in technology stocks. During the six-month period, the Nasdaq Composite Index rose more than 70% . Investors have evidently believed that the Internet, biotechnology and other leading-edge technologies are transforming the ways we communicate and do businesses, and they have been flocking to these fast-growing companies to
participate    in    the    "information    revolution."

However, we hasten to add that investors should not expect such stellar performance over the next six months. Indeed, because many technology companies are relatively young and, at current price levels, very highly valued, we
believe    that    heightened    short-term    volatility    is    likely.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Technology Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Premier Technology Growth Fund produced a total return of 111.87% for Class A shares, 111.06% for Class B shares, 111.06% for Class C shares, 112.09% for Class R shares, and 111.46% for Class T shares.(1) In comparison, the Morgan Stanley High Technology 35 Index provided a 73.78%(2) return and the Standard & Poor's 500 Composite Stock Price Index (" S&P 500 Index") provided a 4.10%(3) return over the same period.

We attribute the fund's good absolute performance to the remarkable strength of the technology sector. Our strong relative performance is primarily the result of our investment strategy, which emphasized diversification amongst a variety of technology companies that have enjoyed growing demand for their products and services. Investors should note, however, that returns such as these should not be expected over the long term. Valuations of technology companies are very high, suggesting that these stocks are likely to experience heightened levels of risk and volatility.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We emphasize the most attractive sectors, and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in
the   computer,   semiconductor,   electronics,  communications,  health  care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Typically, we look for companies that are leaders in their market segments, characterized by rapid earnings growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

The fund' s returns were positively influenced by continued investor enthusiasm for technology companies in a robust economic environment. Of course, this environment could change at any time and pursuit of such returns in the future involves accepting the risk of increased volatility.

By September 1, 1999, it had become clear that the U.S. economy was growing strongly. This caused the Federal Reserve Board to raise interest rates twice more during the reporting period, in addition to the two rate hikes implemented last summer, before the reporting period began. While higher interest rates affected some stocks negatively because of their adverse effects on borrowing costs, technology stocks rallied strongly, benefiting from greater demand for their products and services. Growth has been particularly rapid for communications-related companies in such areas as local and long-distance telephone networks, Internet services and cable television. Moreover, the technology rally spanned virtually all market capitalization ranges over the past six months, benefiting small-, mid- and large-cap stocks.

As a result of these factors, both the technology-laden Nasdaq 100 Index and the S& P 500 Index ended calendar year 1999 at record levels. During the first two months of 2000, however, the broad U.S. stock market declined 7.00%, as measured by the S&P 500 Index. This sell-off was primarily the result of renewed concerns over rising interest rates. Stocks of technology companies, which historically
have    been

adversely affected by higher interest rates, seemed to shrug off these concerns. By February 29, 2000 the Nasdaq 100 had gained an additional 15.42% over its year-end 1999 close.

What is the fund's current strategy?

We have continued to conduct extensive research to identify technology sectors and companies that have strong or improving business fundamentals and rising demand for their products and services. This strategy led us to successful investments in such areas as telecommunications equipment manufacturers, fiber channel optics companies and manufacturers of capital equipment for semiconductors. We have also recently begun to focus on existing and new companies that we believe will benefit from advances in technologies for wireless Internet access. On the other hand, our research caused us to avoid certain technology sectors, such as computer hardware manufacturers, over the past six months.

Because of the very high valuations that characterize the stock prices of today' s technology leaders, we again caution that technology stocks are likely to experience high levels of volatility, and investors should not be surprised to see periodic and significant declines. Our risk management strategy is to maintain a broadly diversified portfolio and to focus on fundamentally sound companies.

March 23, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASES OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     (2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

     (3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--92.7%                                                                            Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.0%
Automatic Data Processing                                                                       650,000               28,315,625
Inforte                                                                                           1,900  (a)             152,831
                                                                                                                      28,468,456

DATA STORAGE--7.2%
Brocade Communications Systems                                                                  270,000  (a)          78,063,750
EMC                                                                                             354,700  (a)          42,209,300
Network Appliance                                                                               442,500  (a)          83,521,875
                                                                                                                     203,794,925

HARDWARE--7.2%
Apple Computer                                                                                  407,300  (a)          46,686,762
Flextronics International                                                                       658,900  (a)          40,110,538
Jabil Circuit                                                                                   300,000  (a)          20,831,250
Lexmark International Group, Cl. A                                                              406,900  (a)          48,522,825
Sun Microsystems                                                                                500,000  (a)          47,625,000
                                                                                                                     203,776,375

INTERNET--8.9%
Ariba                                                                                           240,000  (a)          63,480,000
CMGI                                                                                            354,700  (a)          45,955,819
eBay                                                                                            260,000  (a)          37,277,500
Matrixone                                                                                        14,300  (a)             357,500
VeriSign                                                                                        275,000  (a)          69,575,000
Yahoo!                                                                                          225,000  (a)          35,929,687
                                                                                                                     252,575,506

NETWORKING--6.6%
Cisco Systems                                                                                   383,500  (a)          50,693,906
Finisar                                                                                         559,300  (a)          79,001,125
Sycamore Networks                                                                               400,000  (a)          59,200,000
                                                                                                                     188,895,031

SEMICONDUCTORS--17.8%
Cree Research                                                                                   304,800  (a)          57,264,300
Intel                                                                                           407,400               46,036,200
Micrel                                                                                          622,500  (a)          71,743,125
PMC-Sierra                                                                                      475,000  (a)          91,704,687
RF Micro Devices                                                                                490,000  (a)          67,773,125
Sawtek                                                                                          555,000  (a)          26,640,000
Taiwan Semiconductor, ADR                                                                       775,000  (a)          46,354,688
Vitesse Semiconductor                                                                           950,000  (a)          98,621,875
                                                                                                                     506,138,000

6


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--8.4%
Applied Materials                                                                               336,200  (a)          61,503,588
KLA-Tencor                                                                                      800,000  (a)          62,350,000
PRI Automation                                                                                  700,000  (a)          55,912,500
Teradyne                                                                                        675,000  (a)          58,725,000
                                                                                                                     238,491,088

SOFTWARE--13.6%
BroadVision                                                                                     280,000  (a)          70,717,500
Clarify                                                                                         380,000  (a)          54,838,750
Microsoft                                                                                       400,000  (a)          35,750,000
Oracle                                                                                          700,000  (a)          51,975,000
Rational Software                                                                               610,000  (a)          43,386,250
Siebel Systems                                                                                  500,000  (a)          69,343,750
Veritas Software                                                                                300,000  (a)          59,362,500
                                                                                                                     385,373,750

TELECOMMUNICATION EQUIPMENT--12.2%
Avanex                                                                                          154,500  (a)          32,193,938
Internap Network Services                                                                       500,000  (a)          48,500,000
JDS Uniphase                                                                                    275,500  (a)          72,628,688
Lucent Technologies                                                                             659,500               39,240,250
Nokia, ADR                                                                                      254,100               50,391,206
SDL                                                                                             180,000  (a)          73,800,000
Tellabs                                                                                         650,000  (a)          31,200,000
                                                                                                                     347,954,082

TELECOMMUNICATION SERVICES--9.8%
Level 3 Communications                                                                          400,000  (a)          45,550,000
MCI WorldCom                                                                                  1,500,000  (a)          66,937,500
Metromedia Fiber Network, Cl. A                                                                 775,000  (a)          55,715,234
NEXTLINK Communications, Cl. A                                                                  525,000  (a)          57,848,438
Qwest Communications International                                                            1,160,000  (a)          53,795,000
                                                                                                                     279,846,172

TOTAL COMMON STOCKS
   (cost $1,420,776,946)                                                                                           2,635,313,385

                                                                                                     The Fund 7


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal

SHORT-TERM INVESTMENTS-9.3%                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:
   5.13%, 3/2/2000                                                                            8,243,000                8,241,764
   5.10%, 3/9/2000                                                                           13,386,000               13,371,142
   5.20%, 3/23/2000                                                                           2,167,000                2,160,412
   5.10%, 3/30/2000                                                                         115,347,000              114,867,156
   5.60%, 4/27/2000                                                                         125,893,000              124,770,034

TOTAL SHORT-TERM INVESTMENTS
   (cost $263,397,891)                                                                                               263,410,508
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,684,174,837)                                                          102.0%            2,898,723,893

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.0%)             (54,948,745)

NET ASSETS                                                                                       100.0%            2,843,775,148

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of
Investments                                         1,684,174,837  2,898,723,89
Cash                                                                 28,938,954
Receivable for shares of Common Stock subscribed                     37,881,103
Dividends receivable                                                     24,400
Prepaid expenses                                                        153,482
                                                                  2,965,721,832
--------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                         1,584,898
Due to Distributor                                                    1,089,076
Payable for investment securities purchased                         116,160,897
Payable for shares of Common Stock redeemed                           2,717,693
Accrued expenses                                                        394,120
                                                                    121,946,684
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,843,775,148
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):
Paid-in capital                                                    1,635,368,51
Accumulated investment (loss)                                       (7,656,272)
Accumulated net realized gain (loss) on investments                   1,513,853
Accumulated net unrealized appreciation (depreciation)
   on investments-Note 4                                          1,214,549,056
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,843,775,148



NET ASSET VALUE PER SHARE

                                              Class A             Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          1,482,635,122          814,396,564          450,754,723        84,287,619         11,701,120
Shares Outstanding                         21,841,081           12,073,599            6,688,758         1,240,149            172,708
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                67.88                67.45               67.39             67.97              67.75

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 9



STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:
Interest                                                             1,671,029
Cash dividends                                                         196,709
TOTAL INCOME                                                         1,867,738
EXPENSES:
Management fee--Note 3(a)                                            4,969,132
Shareholder servicing costs--Note 3(c)                               2,239,228
Distribution fees--Note 3(b)                                         1,821,258
Registration fees                                                      378,974
Prospectus and shareholders' reports                                    42,973
Custodian fees-Note 3(c)                                                35,466
Professional fees                                                       19,768
Directors' fees and expenses--Note 3(d)                                 11,042
Miscellaneous                                                            6,169
TOTAL EXPENSES                                                       9,524,010
INVESTMENT (LOSS)                                                  (7,656,272)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments:
   Long transactions                                                 4,274,556
   Short sale transactions                                            (379,106)
NET REALIZED GAIN (LOSS)                                             3,895,450
Net unrealized appreciation (depreciation) on investments        1,107,471,823
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           1,111,367,273
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             1,103,711,001

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 29, 2000          Year Ended
                                               (Unaudited)    August 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):
Investment (loss)                             (7,656,272)          (1,590,565)
Net realized gain (loss) on investments         3,895,450           6,529,961
Net unrealized appreciation (depreciation)
   on investments                           1,107,471,823         107,824,217

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                1,103,711,001         112,763,613
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

From investment income--net:
Class A shares                                       -              (145,298)
From net realized gain on investments:
Class A shares                                (4,549,709)                    -
Class B shares                                (1,631,989)                    -
Class C shares                                  (835,498)                    -
Class R shares                                   (35,716)                    -
Class T shares                                   (13,620)                    -
TOTAL DIVIDENDS                               (7,066,532)            (145,298)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold:
Class A shares                                769,319,387         478,537,215
Class B shares                                483,635,584          71,857,010
Class C shares                                299,196,389          30,684,800
Class R shares                                 73,478,817           1,322,691
Class T shares                                  8,788,363               1,000
Dividends reinvested:
Class A shares                                  4,072,845             140,315
Class B shares                                  1,232,502                  -
Class C shares                                    620,241                  -
Class R shares                                     26,207                  -
Class T shares                                     13,470                  -

     (A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 29, 2000          Year Ended
                                               (Unaudited)    August 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (continued):

Cost of shares redeemed:
Class A shares                              (415,648,810)        (140,362,213)
Class B shares                               (18,245,735)          (1,071,648)
Class C shares                               (22,360,418)          (1,474,017)
Class R shares                                (1,384,702)            (112,958)
Class T shares                                  (123,959)                 -
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               1,182,620,181          439,522,195
TOTAL INCREASE (DECREASE) IN NET ASSETS     2,279,264,650          552,140,510
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                           564,510,498           12,369,988
END OF PERIOD                               2,843,775,148          564,510,498

     (A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

12



                                        Six Months Ended
                                        February 29, 2000        Year Ended
                                            (Unaudited)      August 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)
Shares sold                                    15,927,823          18,489,923
Shares issued for dividends reinvested             86,693               8,046
Shares redeemed                               (8,439,308)          (5,253,395)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,575,208           13,244,574
--------------------------------------------------------------------------------

CLASS B (B)
Shares sold                                    10,121,028            2,324,739
Shares issued for dividends reinvested             26,358                  -
Shares redeemed                                 (363,796)             (34,730)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   9,783,590            2,290,009
--------------------------------------------------------------------------------

CLASS C
Shares sold                                     6,154,784              988,394
Shares issued for dividends reinvested             13,276                  -
Shares redeemed                                 (420,233)             (47,463)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,747,827              940,931
--------------------------------------------------------------------------------

CLASS R
Shares sold                                     1,223,164              42,515
Shares issued for dividends reinvested                557                   -
Shares redeemed                                  (22,587)              (3,500)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,201,134               39,015
--------------------------------------------------------------------------------

CLASS T
Shares sold                                       174,531                   31
Shares issued for dividends reinvested                287                    -
Shares redeemed                                   (2,141)                    -
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     172,677                   31

     (A) EFFECTIVE APRIL 15, 1999, SHARES OF THE FUND WERE REDESIGNATED AS CLASS A SHARES, AND THE FUND COMMENCED SELLING CLASS B, CLASS C AND CLASS R SHARES. EFFECTIVE AUGUST 31, 1999, THE FUND COMMENCED SELLING CLASS T SHARES.

     (B) DURING THE PERIOD ENDED FEBRUARY 29, 2000, 7,912 CLASS B SHARES REPRESENTING $543,400 WERE AUTOMATICALLY CONVERTED TO 7,862 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



------------------------------------------------------------------------------------------------------------------------------------

                                                                            Six Months Ended
                                                                           February 29, 2000             Year Ended August 31,
                                                                                                      --------------------------

CLASS A                                                                           (Unaudited)         1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                                                    32.21         12.11            12.50
Investment Operations:
Investment (loss)                                                                        (.20)(b)      (.18)(b)         (.10)(b)
Net realized and unrealized gain (loss)
   on investments                                                                       36.12          20.36            (.29)
Total from Investment Operations                                                        35.92          20.18            (.39)
Distributions:
Dividends from net realized gain on investments                                          (.25)          (.08)              -
Net asset value, end of period                                                          67.88          32.21            12.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       111.87(c,d)    167.23(c)         (3.12)(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of operating expenses to average net assets                                         .56(d)        1.20             1.12(d)
Ratio of interest expense to average net assets                                            --            --               .01(d)
Ratio of net investment (loss)
   to average net assets                                                                 (.43)(d)       (.64)            (.77)(d)
Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                          --            .02              .81(d)
Portfolio Turnover Rate                                                                 25.36(d)       78.93           291.12(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                1,482,635       459,457            12,370

     (A)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

     (B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

     (C)  EXCLUSIVE OF SALES CHARGE.

     (D)  NOT ANNUALIZED.

     (E)  CALCULATED  BASED ON NET  ASSET  VALUE ON THE  CLOSE  OF  BUSINESS  ON
          OCTOBER  14, 1997  (COMMENCEMENT  OF INITIAL  OFFERING)  TO AUGUST 31,
          1998.

SEE NOTES TO FINANCIAL STATEMENTS.


14




--------------------------------------------------------------------------------

                                               Six Months Ended
                                              February 29, 2000     Year Ended
CLASS B                                             (Unaudited)      August 31,
                                                                       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                      32.13          28.25
Investment Operations:
Investment (loss)                                         (.41)(b)      (.16)(b)

Net realized and unrealized gain (loss)
   on investments                                         35.98           4.04
Total from Investment Operations                          35.57           3.88
Distributions:
Dividends from net realized gain on investments            (.25)            -
Net asset value, end of period                            67.45          32.13
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         111.06(c,d)  13.73(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)
Ratio of expenses to average net assets                     .98(c)        .81(c)
Ratio of net investment income (loss)
   to average net assets                                   (.83)(c)     (.61)(c)
Portfolio Turnover Rate                                    25.36(c)      78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     814,397       73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                               Six Months Ended

                                              February 29, 2000    Year Ended
CLASS C                                             (Unaudited)     August 31,
                                                                       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                      32.10          28.25
Investment Operations:
Investment (loss)                                          (.41)(b)     (.16)(b)
Net realized and unrealized gain (loss)
   on investments                                         35.95           4.01
Total from Investment Operations                          35.54           3.85
Distributions:
Dividends from net realized gain on investments            (.25)            -
          Net asset value, end of period                  67.39          32.10
--------------------------------------------------------------------------------

 TOTAL RETURN (%)                                        111.06(c,d)  13.63(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)
Ratio of expenses to average net assets                     .97(c)        .82(c)
Ratio of net investment income (loss)
   to average net assets                                   (.83)(c)     (.62)(c)
   Portfolio Turnover Rate                                25.36(c)       78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     450,755       30,207

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


16
--------------------------------------------------------------------------------

                                               Six Months Ended
                                              February 29, 2000       Year Ended
CLASS R                                             (Unaudited)       August 31,
                                                                         1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                      32.22            28.25
Investment Operations:
Investment (loss)                                         (.18)(b)      (.07)(b)
Net realized and unrealized gain (loss)
   on investments                                        36.18              4.04
Total from Investment Operations                         36.00              3.97
Distributions:
Dividends from net realized gain on investments           (.25)              -
Net asset value, end of period                           67.97             32.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        112.09(c)       14.05(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                   .60(c)          .44(c)
Ratio of net investment income (loss)
   to average net assets                                 (.41)(c)       (.24)(c)
Portfolio Turnover Rate                                 25.36(c)           78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   84,288             1,257

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17


FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

                                               Six Months Ended
                                              February 29, 2000     Year Ended
CLASS T                                             (Unaudited)      August 31,
                                                                      1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                      32.21            32.21
Investment Operations:
Investment (loss)                                          (.32)(b)          --
Net realized and unrealized gain (loss)
   on investments                                         36.11              --
Total from Investment Operations                          35.79              --
Distributions:
Dividends from net realized gain on investments            (.25)             --
Net asset value, end of period                            67.75            32.21
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         111.46(c,d)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                     .79(c)           --
Ratio of net investment income (loss)
   to average net assets                                   (.63)(c)          --
Portfolio Turnover Rate                                   25.36(c)         78.93
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     11,701               1

(A) COMMENCED OFFERING SHARES ON AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

18


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares.

The  fund  is  authorized to issue 500 million of $.001 par value Capital Stock.
The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost basis. Dividend income is
recognized    on    the    ex-dividend    date    and    interest

20

income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $16,680 during the period ended February 29, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended February 29, 2000, the fund did not borrow under either line of credit.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. However, the Manager had undertaken from September 1, 1999 through February 29, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceeded an annual rate of 1.00% of the value of the fund' s average daily net assets. There was no reduction in management fee, pursuant to the undertaking, during the period ended February 29, 2000.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $362,481 during the period ended February 29, 2000 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1%, .75 of 1% and .25 of 1% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended February 29, 2000, Class B, Class C and Class T shares were charged $1,197,631, $619,546 and $4,081, respectively, pursuant to the Distribution Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities
dealer,    financial

22

institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2000, Class A, Class B, Class C and Class T shares were charged $1,032,651, $399,210, $206,515 and $4,081, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $352,247 pursuant to the transfer agent agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $35,466 pursuant to the custody agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) During the period ended February 29, 2000, the fund incurred total brokerage commissions of $315,765, of which $4,782 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 29, 2000:



                                                                        PURCHASES ($)                               SALES ($)
                                                                       ----------------------------------------------------------

Long transactions. . . . . . . . . . . . . . . . . . .                 1,328,057,171                               331,846,197

Short sale transactions. . . . . . . . . . . . . . . .                     4,487,720                                 4,108,614

  TOTAL                                                                1,332,544,891                               335,954,811


                                                                    The Fund  23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissable liquid assets sufficient to cover its short position. At February 29, 2000, there were no securities sold short outstanding.

At February 29, 2000, accumulated net unrealized appreciation on investments was $1,214,549,056, consisting of $1,231,893,548 gross unrealized appreciation and $17,344,492 gross unrealized depreciation.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Subsequent Event:

At a meeting of the Company's Board of Directors held on February 1, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.



25
                                                           For More Information

                        Dreyfus Premier Technology Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   255SA002